OMNIBUS AMENDMENT TO
INSMED INCORPORATED
INCENTIVE PLANS

December 10, 2020

WHEREAS, Insmed Incorporated (the “Company”) sponsors and maintains the Insmed Incorporated Amended and Restated 2000 Stock Incentive Plan (as amended, the “2000 Plan”), the Insmed Incorporated 2013 Incentive Plan (as amended, the “2013 Plan”), the Insmed Incorporated 2015 Incentive Plan (as amended, the “2015 Plan”), the Insmed Incorporated 2017 Incentive Plan (as amended, the “2017 Plan”) and the Insmed Incorporated 2019 Incentive Plan (as amended, the “2019 Plan” and, together with the 2000 Plan, the 2013 Plan, the 2015 Plan and the 2017 Plan, the “Plans”); and

WHEREAS, the Company desires to amend each Plan to permit the transfer of certain awards made thereunder for estate-planning purposes;

WHEREAS, each Plan authorizes the Board of Directors of the Company (the “Board”) to amend such Plan and provides that, subject to certain exceptions, the Board may exercise any power of the Administrator under such Plan, which in each case is the Compensation Committee of the Board; and

WHEREAS, the Administrator under each Plan, subject to certain exceptions, may amend or alter any agreement or other document evidencing an award made under such Plan.

NOW, THEREFORE, the Plans are amended as follows, effective as of the date hereof:

1.    Article XIII of the 2000 Plan (“General Provisions”) is hereby amended by adding the following as a new Section 13.05:

Section 13.05    Transferability.

Notwithstanding anything to the contrary in Section 6.04, Section 7.05 and Section 8.05 of the Plan, a Participant may, with the prior approval of the Company’s Chief Legal Officer or Chief Financial Officer or any designee of the Company’s Chief Legal Officer or Chief Financial Officer (provided that no such person may approve a transfer under this Section 13.05 by such person) and subject to applicable laws, rules and regulations and such terms and conditions as the Company’s Chief Legal Officer or Chief Financial Officer or such designee, as applicable, shall specify, transfer an award granted under the Plan (other than an incentive stock option), for no consideration, to a family member (as defined in the General Instructions to Form S-8 under the Securities Act of 1933) of the Participant, in each case, with respect to whom such award or the exercise thereof (as applicable) is covered by an effective registration statement under the Securities Act of 1933 (collectively, the “Permitted Transferees”). Any award transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. Notwithstanding anything to the contrary in Section 6.04 of the Plan, during the Participant’s lifetime, each Option shall be exercisable only by the Participant or by his or her Permitted Transferee to whom such Option has been transferred in accordance with this paragraph; provided, however, that outstanding Options may be exercised following the Participant’s death by the Participant’s beneficiaries, any such Permitted Transferee or as permitted by the Administrator.

2.    Section 16 of the 2013 Plan, the 2015 Plan and the 2017 Plan, and Section 15 of the 2019 Plan (“Transferability”) are, in each case, hereby amended and restated in their entirety as follows:

No Award may be sold, transferred for value, pledged, assigned, or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution; provided, however, that a Participant may, with the prior approval of the Company’s Chief Legal Officer or Chief Financial Officer or any designee of the Company’s Chief Legal Officer or Chief Financial Officer (provided that no such person may approve a transfer under this Section by such person) and subject to applicable laws, rules and regulations and such terms and conditions as the Company’s Chief Legal Officer or Chief Financial Officer or such designee, as applicable, shall specify, transfer an Award, other than an Incentive Stock Option, for no consideration, to a family member (as defined in the General Instructions to Form S-8 under the Securities Act of 1933) of the Participant, in each case, with respect to whom such Award or the exercise thereof (as applicable) is covered by an effective registration statement under the Securities Act of 1933 (collectively, the “Permitted Transferees”). Any Award transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. During the Participant’s lifetime, each Option or Stock Appreciation Right shall be exercisable only by the Participant or by his or her Permitted Transferee to whom such Option or Stock Appreciation Right has been transferred in accordance with this paragraph; provided, however, that outstanding Options may be exercised following the Participant’s death by the Participant’s beneficiaries, any such Permitted Transferee or as permitted by the Administrator.

3.     This Amendment shall be and is hereby incorporated in, and forms a part of, each applicable Plan as set forth above. All other terms and provisions of the Plans shall remain unchanged except as specifically modified by this Amendment. Each Plan, as amended by this Amendment, is hereby ratified and confirmed.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plans was duly adopted by the Board.

INSMED INCORPORATED
By:
Name:
Title: